UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2025

METSERA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42489	92-0931552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 World Trade Center 175 Greenwich Street
New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 784-6595

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MTSR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Agreement and Plan of Merger

On November 7, 2025, Metsera, Inc., a Delaware corporation (the “Company” or “Metsera”), entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) with Pfizer Inc., a Delaware corporation (“Parent”), and Mayfair Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), which amends the previously announced Agreement and Plan of Merger, dated September 21, 2025 (the “Original Merger Agreement” and, the Original Merger Agreement as amended, supplemented and otherwise modified by the Amendment, the “Amended Merger Agreement”), by and among the Company, Parent and Merger Sub, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amended Merger Agreement.

Under the terms of the Amendment, the Company, Parent and Merger Sub have agreed to, as compared to the Original Merger Agreement and among other things:

i.

increase the upfront cash consideration to be paid by Parent for each share of the Company’s issued and outstanding common stock, par value $0.00001 per share (the “Company Common Stock”) in the Merger (as defined in the Merger Agreement) from $47.50 to $65.60 in cash per share of Company Common Stock, without interest and less any applicable withholding taxes;

ii.	decrease the maximum amount payable under the non-transferable contingent value right (“CVR”) from up to $22.50 to up to $20.65 per share of Company Common Stock in cash, as follows:

a.

Clinical Trial Milestone: From $5.00 to $4.60 per CVR, without interest and less any applicable withholding taxes, payable upon the occurrence of the initiation of the first Phase 3 Clinical Trial (as defined in the CVR Agreement) for the injectable fixed dose combination of MET-233i and MET-097i on a dosing basis of on or around every twenty eight (28) days (the “Combination Product”) for chronic weight management, on or prior to December 31, 2027;

b.

Mono FDA Approval Milestone: From $7.00 to $6.40 per CVR in cash, without interest and less any applicable withholding taxes, payable upon the occurrence of the receipt from the U.S. Food and Drug Administration (the “FDA”) by Parent or any of its subsidiaries in the United States of approval of the injectable MET-097i on a dosing basis of on or around every twenty eight (28) days (the “Mono Product” and, together with the Combination Product, the “CVR Products”) for chronic weight management by the FDA, on or prior to December 31, 2029; and

c.

Combination FDA Approval Milestone: From $10.50 to $9.65 per CVR in cash, without interest and less any applicable withholding taxes, payable upon the occurrence of the receipt from the FDA by Parent or any of its subsidiaries of approval of the Combination Product by the FDA for chronic weight management, on or prior to December 31, 2031;

iii.	increase the fee payable by the Company under specified circumstances, including to terminate the Amended Merger Agreement to accept a Superior Company Proposal, from $190 million to $265 million;

iv.

require Parent, with respect to each Milestone (as defined in the CVR Agreement), to use Commercially Reasonable Efforts (as defined in the CVR Agreement) to achieve such Milestone prior to the end of, but solely during, the Milestone Period (as defined in the CVR Agreement) for such Milestone;

v.

remove the requirement for Parent to expend at least $1.5 billion, as may have been adjusted pursuant to the prior form of CVR Agreement, in aggregate on direct clinical drug development of the CVR Products; and

vi.

effective upon the Closing, to the fullest extent permitted by applicable law, mutually release claims between (i) on the one hand, the Company, its subsidiaries, Validae Health, L.P., Population Health Partners GP, LLC, ARCH Venture Fund XII, L.P., and ARCH Venture Fund XIII, L.P., each of the their respective affiliates and each of their respective directors and officers and (ii) on the other hand, Parent and Parent’s subsidiaries, affiliates and each of their respective directors and officers from claims based upon, arising from, in connection with or relating to the Original Merger Agreement, any agreement or instrument delivered in connection therewith, the transactions contemplated thereby and any actions taken or omitted with respect to Novo Nordisk A/S, its subsidiaries, affiliates and each of their respective directors and officers in connection with or relating to the Original Merger Agreement, in the case of each of the foregoing that relate to matters prior to the signing of the Amendment.

The foregoing description of the Amendment and the Amended Merger Agreement is not complete and is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 2.1 to this report and incorporated herein by reference and the Original Merger Agreement, which is attached as Exhibit 2.1 to the previously filed Current Report on Form 8-K filed by the Company on September 22, 2025 with the Securities and Exchange Commission (the “SEC”) and incorporated herein by reference.

Item 8.01 Other Events

On November 7, 2025, the Company issued a press release announcing the signing of the Amendment. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Amendment No. 1 to the Agreement and Plan of Merger by and among Metsera, Inc., Pfizer Inc., and Mayfair Merger Sub, Inc.

99.1	Press Release, dated as of November 7, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Parent’s proposed acquisition of Metsera, Metsera’s pipeline products, including their potential benefits, potential best-in-class status, differentiation, profile and dosing, potential clinical trials, and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties relating to Parent’s proposed acquisition of Metsera include, among other things, risks relating to Parent’s litigation against the Company, including expenses from defending the litigation, potential damages or other losses resulting from the litigation, the impact of the litigation on the Company, its business and the market price of the Company’s common stock; risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain the requisite vote by Metsera stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that more competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including Metsera’s ability to attract and retain highly qualified management and other clinical and scientific personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Metsera’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Metsera’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of Metsera’s pipeline products; risks associated with Metsera conducting clinical trials and preclinical studies outside of the United States; Metsera’s reliance on third parties to conduct clinical trials and preclinical studies and for the manufacture and shipping of its product candidates; the risk that Metsera’s product candidates are associated with side effects, adverse events or other properties or safety risks; risks associated with Metsera’s license and collaboration agreements and future strategic alliances; Metsera’s ability to obtain, maintain, defend and enforce patent or other intellectual property protection for current or future product candidates or technology; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Metsera’s pipeline products for any potential indications; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of Metsera described in the “Special Note regarding Forward Looking Statements” section of Metsera’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Metsera from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Metsera assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Metsera does not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with Parent’s proposed acquisition of Metsera, Metsera has filed documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement has been mailed to Metsera’s stockholders in connection with the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by Metsera with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Metsera’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Metsera’s proxy statement. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at www.metsera.com.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Metsera and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Metsera in favor of the proposed transaction. Information about Metsera’s directors and executive officers is set forth in Part III of Metsera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025. Additional information concerning the interests of Metsera’s participants in the solicitation, which may, in some cases, be different than those of Metsera’s stockholders generally, is set forth in Metsera’s proxy statement relating to the proposed transaction. These documents are available free of charge at the SEC’s web site at www.sec.gov and at www.metsera.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METSERA, INC.

Date: November 10, 2025	By:	/s/ Matthew Lang
Matthew Lang
Chief Legal Officer and Secretary